SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2014

LYONDELLBASELL INDUSTRIES N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	001-34726	98-0646235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1221 McKinney St., Suite 300 Houston, Texas USA 77010	1 Berkeley Street Mayfair, London The United Kingdom W1J8DJ	Stationsplein 45 3013 AK Rotterdam The Netherlands

(Addresses of principal executive offices)

(713) 309-7200	+44 (0)20 7016 9527	+31 (0)10 275 5500

(Registrant’s telephone numbers, including area codes)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

LyondellBasell Industries N.V. (the “Company”) held its Annual General Meeting of Shareholders on April 16, 2014.

Shareholders voted on the matters set forth below.

The election of six individuals to serve as members of the Supervisory Board, each for the terms set forth below, was approved based on the following votes:

	FOR	AGAINST	WITHHOLD	BROKER NON-VOTES
Class I Directors, to serve until 2017
Jagjeet S. Bindra	440,703,919	1,232,217	855,388	11,447,565
Milton Carroll	438,907,481	2,853,222	1,030,821	11,447,565
Claire S. Farley	441,156,504	778,132	856,888	11,447,565
Rudy van der Meer	440,592,071	1,252,544	946,909	11,447,565
Class II Director, to serve until 2015
Isabella D. Goren	441,153,547	780,813	857,164	11,447,565
Class III Director, to serve until 2016
Nance K. Dicciani	441,109,791	824,380	857,353	11,447,565

The election of five individuals to serve as members of the Management Board, each for a four-year term, was approved based on the following votes:

	FOR	AGAINST	WITHHOLD	BROKER NON-VOTES
Karyn F. Ovelmen	441,932,066	39,086	820,372	11,447,565
Craig B. Glidden	441,928,797	44,050	818,677	11,447,565
Bob V. Patel	441,926,079	48,117	817,328	11,447,565
Patrick D. Quarles	441,934,822	37,788	818,914	11,447,565
Timothy D. Roberts	441,934,883	37,638	819,003	11,447,565

The adoption of the Company’s Dutch statutory annual accounts, as prepared in accordance with Dutch law, for the year ended December 31, 2013 was approved based on the following votes:

FOR	AGAINST	ABSTAIN
452,146,014	30,837	2,062,238

The discharge from liability of the sole member of the Management Board was approved based on the following votes:

FOR	AGAINST	ABSTAIN
449,767,193	407,518	4,064,378

The discharge from liability of members of the Supervisory Board was approved based on the following votes:

FOR	AGAINST	ABSTAIN
449,733,169	442,470	4,063,450

The ratification of the Company’s selection of PricewaterhouseCoopers LLP as independent registered public accountants was approved based on the following votes:

FOR	AGAINST	ABSTAIN
453,273,688	134,823	830,578

The appointment of PricewaterhouseCoopers Accountants N.V. as auditors who will audit the Dutch statutory annual accounts was approved based on the following votes:

FOR	AGAINST	ABSTAIN
453,272,669	135,912	830,508

The ratification and approval of the dividends declared by the Management Board, acting with the approval of the Supervisory Board, in respect of the 2013 fiscal year was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
441,965,071	15,478	810,975	11,447,565

The approval, in an advisory vote, of the Company’s executive compensation was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
431,111,941	8,082,649	3,596,934	11,447,565

The approval of the authority of the Management Board, acting with the approval of the Supervisory Board, to repurchase up to 10% of the Company’s shares was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
440,825,371	87,993	1,878,160	11,447,565

The approval to cancel up to 10% of the Company’s shares held in its treasury account was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
441,929,351	35,585	826,588	11,447,565

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.

Date: April 21, 2014	By:	/s/ Craig B. Glidden
Craig B. Glidden
Executive Vice President